short-term borrowings	12 Months Ended
Dec. 31, 2018
short-term borrowings
short-term borrowings

22   short-term borrowings

On July 26, 2002, one of our subsidiaries, TELUS Communications Inc., entered into an agreement with an arm’s-length securitization trust associated with a major Schedule I bank under which it is able to sell an interest in certain trade receivables up to a maximum of $500 million (2017 – $500 million). The term of this revolving-period securitization agreement ends December 31, 2021 (2017 – December 31, 2018), and it requires minimum cash proceeds of $100 million from monthly sales of interests in certain trade receivables. TELUS Communications Inc. is required to maintain a credit rating of at least BB (2017 – BB) from Dominion Bond Rating Service or the securitization trust may require the sale program to be wound down prior to the end of the term.

Sales of trade receivables in securitization transactions are recognized as collateralized short-term borrowings and thus do not result in our de-recognition of the trade receivables sold. When we sell our trade receivables, we retain reserve accounts, which are retained interests in the securitized trade receivables, and servicing rights. As at December 31, 2018, we had sold to the trust (but continued to recognize) trade receivables of $120 million (2017 – $119 million). Short-term borrowings of $100 million (2017 – $100 million) are comprised of amounts advanced to us by the arm’s-length securitization trust pursuant to the sale of trade receivables.

The balance of short-term borrowings (if any) is comprised of amounts drawn on our bilateral bank facilities.